UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-22782

EGA Frontier Diversified Core Fund

(Exact name of registrant as specified in charter)

171 East Ridgewood Avenue
Ridgewood, NJ 07450

(Address of principal executive offices) (Zip code)

Robert C. Holderith
171 East Ridgewood Avenue
Ridgewood, NJ 07450

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-201-389-6872

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached hereto.

EGA Frontier Diversified Core Fund

Semi-Annual Report

September 30, 2014

(This page intentionally left blank.)

Shareholder Letter
September 30, 2014

Dear Shareholder,

The second and third quarters of 2014 can be described in a single word: volatile. What started off as a continuation of the turnaround we saw in most emerging market countries at the end of the first quarter turned into rough ride by mid September. Gains in the MSCI Emerging Markets (EM) Index in July and August evaporated in September as investors were roiled by a sharp rise in the U.S. Dollar. This sharp rise was bolstered by fears of an earlier than expected rate hike by the U.S. Federal Reserve as the U.S. economy gathered momentum. Emerging markets were not the only non-U.S. equity market affected and the euro declined as Europe edged closer to recession and deflation. However, the MSCI Frontier Market (FM) Index continued to be the star performer in the third quarter and maintained its strong performance from the first half of 2014. Overall, the MSCI EM Index was up 2.87% and the MSCI FM Index up 13.63% from March 31, 2014 to September 30, 2014. Flows for both emerging markets equity and fixed income exchange-traded funds (ETFs) were generally positive as were flows into EGShares ETFs.

Our investment philosophy continues to be based on applying selection criteria to allocate within emerging markets, much as investors do in developed markets. We believe that long-term emerging market equity returns will likely be enhanced by sectors driven by domestic demand and smaller or less mature countries.

EGA assets grew meaningfully from the $1.47 billion we held on March 31, 2014 and stood at $1.75 billion at the end of the third quarter, a change of just over 19%.

As always, we remain committed to employing a disciplined, rules-based investment process rooted in research and portfolio strategy to generate alpha in emerging and frontier markets. Thank you for the trust you have placed in us through your investment.

Sincerely,

Robert C. Holderith
President
Emerging Global Advisors, LLC

This material must be accompanied or preceded by the prospectus.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility, and lower trading volume. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.

Frontier markets countries generally have smaller economies or less developed capital markets than in more advanced developing markets and, as a result, the risks of investing in developing markets countries are magnified in frontier markets countries.

Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results.

Robert Holderith is a registered representative of ALPS Distributors Inc. EGA Frontier Diversified Core Fund is distributed by ALPS Distributors Inc. ALPS Distributors, Inc. is not affiliated with EGA.

EGA Frontier Diversified Core Fund   1

Portfolio Summary (Unaudited)
EGA Frontier Diversified Core Fund

Industry Breakdown*

■ Industrials	15.5%
■ Financials	14.6
■ Oil & Gas	14.7
■ Consumer Goods	13.3
■ Telecommunications	12.2
■ Health Care	8.9
■ Utilities	7.3
■ Consumer Services	7.2
■ Basic Materials	3.5
■ Technology	2.8

Top Ten Holdings*

Lafarge Surma Cement, Ltd.	3.3%
Gulf International Services QSC	3.1
Medicare Group	3.1
Square Pharmaceuticals, Ltd.	3.0
GrameenPhone, Ltd.	3.0
Olympic Industries, Ltd.	3.0
PetroVietnam Construction JSC	2.9
Oando PLC	2.8
PetroVietnam Technical Service Corp.	2.8
Bangladesh Submarine Cable Co., Ltd.	2.8

*	Expressed as a percentage of total investments in securities as of 9/30/2014. Holdings are subject to change.

EGA Frontier Diversified Core Fund (ticker: FMCR)

EGA Frontier Diversified Core Fund (the “Fund”) is a closed-end interval fund that uses a quantitative screening approach to construct a portfolio of approximately 50 frontier market equity securities. The Fund seeks to achieve its investment objective by investing in exchange-listed frontier markets securities. Although it is not an index fund and does not seek to match the performance of any particular index, the Fund will invest in frontier market securities that are similiar to those included in the FTSE Frontier Index.

Frontier market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility, and lower trading volume. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Frontier markets countries generally have smaller economies or less developed capital markets than in more advanced developing markets and, as a result, the risks of investing in developing markets countries are magnified in frontier markets countries. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

Diversification does not assure a profit or protect against a loss.

For each quarterly repurchase offer, the Fund currently expects that it will offer to repurchase 25% of its outstanding shares for a particular repurchase offer. The Fund may lower the size of these repurchase offerings down to 5% of the Fund's outstanding shares, in the sole discretion of the Board, but it is not currently expected that the Board will do so. There is no guarantee that you will be able to sell shares in an amount or at the time that you desire. A 2% early tender fee is charged for shares within one year of purchase.

2   EGA Frontier Diversified Core Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the EGA Frontier Diversified Core Fund, you incur advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (April 1, 2014, to September 30, 2014).

Actual expenses

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid Through 9/30/2014” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under the Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/2014	Ending Account Value 09/30/2014	Annualized Expense Ratio for the Period	Expenses Paid Through 09/30/2014
EGA Frontier Diversified Core Fund
Actual[1]	$1,000.00	$1,114.16	1.75%	$9.27
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85
1	Actual expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six months period).

EGA Frontier Diversified Core Fund   3

Schedule of Investments
EGA Frontier Diversified Core Fund

September 30, 2014 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—101.3%
Bangladesh—20.4%
Bangladesh Submarine Cable Co., Ltd.	18,700	$35,599
GrameenPhone, Ltd.	7,800	38,498
Lafarge Surma Cement, Ltd.	23,500	41,700
Meghna Petroleum, Ltd.	9,000	31,615
Olympic Industries, Ltd.	12,000	38,261
Padma Oil Co., Ltd.	7,500	33,237
Square Pharmaceuticals, Ltd.	11,576	38,987
Total Bangladesh		257,897
Botswana—1.8%
Choppies Enterprises, Ltd.	52,300	23,091
Bulgaria—0.1%
Sopharma AD Sofia	455	1,186
Croatia—1.0%
Hrvatski Telekom dd	479	12,944
Estonia—0.4%
AS Tallinna Vesi Class A	23	369
Olympic Entertainment Group AS	1,914	4,933
Total Estonia		5,302
Jordan—0.4%
Jordan Phosphate Mines*	548	4,637
Kenya—8.5%
ARM Cement, Ltd.	10,000	10,017
East African Breweries, Ltd.	10,225	31,585
Kenya Commercial Bank, Ltd.	53,000	34,404
Safaricom, Ltd.	220,831	31,883
Total Kenya		107,889
Nigeria—10.1%
Lafarge Africa PLC	29,230	22,641
Nigerian Breweries PLC	31,832	34,234
Oando PLC*	224,708	36,085
Zenith Bank PLC	234,329	35,081
Total Nigeria		128,041
Oman—10.0%
Al Jazeera Steel Products Co.	2,174	2,654
Al Maha Petroleum Products Marketing Co. LLC	53	346
Bank Muscat SAOG	17,425	35,122
Oman Investment & Finance	48,082	31,222
Oman Telecommunications Co. SAOG	7,450	32,122
Renaissance Services SAOG	5,619	9,983
Sembcorp Salalah Power & Water Co.	2,304	14,512
Total Oman		125,961

Investments	Shares	Value
Qatar—18.7%
Barwa Real Estate Co.	2,600	$28,592
Gulf International Services QSC	1,181	39,822
Industries Qatar QSC	659	33,693
Medicare Group	1,089	39,022
Qatar Electricity & Water Co.	576	30,050
Vodafone Qatar	5,516	31,973
Widam Food Co.	1,883	32,573
Total Qatar		235,725
Romania—4.0%
Societatea Nationala de Gaze Naturale ROMGAZ SA	3,301	34,024
Transelectrica SA	2,183	16,875
Total Romania		50,899
Slovenia—3.4%
Krka dd Novo mesto	407	33,625
Telekom Slovenije DD	49	8,914
Total Slovenia		42,539
Sri Lanka—4.3%
Commercial Bank of Ceylon PLC	17,483	20,898
John Keells Holdings PLC	17,460	33,963
Total Sri Lanka		54,861
Vietnam—18.2%
HAGL JSC	29,843	34,303
PetroVietnam Construction JSC*	114,400	36,647
PetroVietnam Fertilizer & Chemicals JSC	18,750	26,852
PetroVietnam General Services JSC	28,750	31,015
PetroVietnam Technical Service Corp.	18,900	35,792
Pha Lai Thermal Power JSC	26,490	31,572
Tan Tao Investment Industry Corp.*	80,720	33,463
Total Vietnam		229,644
TOTAL INVESTMENTS IN SECURITIES—101.3%
(Cost: $1,140,813)		1,280,616
Liabilities in Excess of Other Assets—(1.3)%		(16,215)
Net Assets—100.0%		$1,264,401

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

4   EGA Frontier Diversified Core Fund

Statement of Assets and Liabilities
EGA Frontier Diversified Core Fund

September 30, 2014 (Unaudited)

EGA Frontier Diversified Core Fund
ASSETS:
Cost of Investments:	$1,140,813
Investments at value	1,280,616
Foreign cash*	27,652
Receivables:
Dividends and interest	3,243
Foreign tax reclaims	86
Total Assets	1,311,597
LIABILITIES:
Due to custodian	45,393
Payables:
Accrued investment advisory fees	1,545
Accrued expenses and other liabilities	258
Total Liabilities	47,196
NET ASSETS	$1,264,401
NET ASSETS:
Paid-in capital	$1,100,096
Undistributed net investment income	6,310
Undistributed net realized gain on investments and foreign currency transactions	18,212
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	139,783
NET ASSETS	$1,264,401
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	39,988
Net asset value per share	$31.62
* Cost of foreign cash:	$27,673

The accompanying notes are an integral part of these financial statements.

EGA Frontier Diversified Core Fund   5

Statement of Operations
EGA Frontier Diversified Core Fund

September 30, 2014 (Unaudited)

EGA Frontier Diversified Core Fund
INVESTMENT INCOME:
Dividend income*	$13,623
Interest income	14
Total investment income	13,637
EXPENSES:
Investment advisory fees	6,672
Miscellaneous Fees	1,112
Net expenses	7,784
Net investment income	5,853
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	21,662
Foreign currency transactions	(3,490)
Net realized gain	18,172
Change in unrealized appreciation (depreciation) on:
Investments	126,783
Foreign currency translations	(21)
Change in unrealized appreciation	126,762
Net realized and unrealized gain on investments and foreign currency translations	144,934
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,787
* Net of foreign taxes withheld of:	$617

The accompanying notes are an integral part of these financial statements.

6   EGA Frontier Diversified Core Fund

Statement of Changes in Net Assets
EGA Frontier Diversified Core Fund

	For the Period April 1, 2014 Through September 30, 2014 (Unaudited)	For the Period November 1, 2013[1] Through March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$5,853	$615
Net realized gain (loss) on investments and foreign currency transactions	18,172	(117)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	126,762	13,020
Net increase in net assets resulting from operations	150,787	13,518
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,000,096	—
Net increase in net assets resulting from capital share transactions	1,000,096	—
Net Increase in Net Assets	1,150,883	13,518
NET ASSETS:
Beginning of period	113,518	100,000
End of period	$1,264,401	$113,518
Undistributed net investment income included in net assets at end of period	$6,310	$458
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	4,000	4,000
Shares sold	35,988	—
Shares outstanding, end of period	39,988	4,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

EGA Frontier Diversified Core Fund   7

Financial Highlights
EGA Frontier Diversified Core Fund

For a share outstanding throughout each period

	For the Period April 1, 2014 Through September 30, 2014 (Unaudited)	For the Period November 1, 2013[1] Through March 31, 2014
Net asset value, beginning of period	$28.38	$25.00
Investment operations:
Net investment income[2]	0.19	0.15
Net realized and unrealized gain on investments and foreign currency translations	3.05	3.23
Total from investment operations	3.24	3.38
Net asset value, end of period	$31.62	$28.38
NET ASSET VALUE TOTAL RETURN[3]	11.42%	13.52%[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,264	$114
Ratios to average net assets:
Expenses, net of expense waivers and reimbursements	1.75%[5]	1.75%[5]
Expenses, prior to expense waivers and reimbursements	1.75%[5]	178.90%[5]
Net investment income	1.32%[5]	1.38%[5]
Portfolio turnover rate	62%[6]	1%[6]
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the period prior to April 1, 2014, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
5	Annualized.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

8   EGA Frontier Diversified Core Fund

Notes to Financial Statements
September 30, 2014 (Unaudited)

1. ORGANIZATION

The EGA Frontier Diversified Core Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that will offer to make quarterly repurchases at net asset value. The Fund’s investment objective is to seek long-term capital appreciation by investing in exchange-listed frontier market securities. The fund commenced operations on November 1, 2013.

2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Fund that have not yet occurred; however, the Fund expects any risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of the Fund is computed by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Foreign equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded. U.S. listed equity securities and listed ADRs and GDRs are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. U.S. equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by management of the Fund.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the recorded amounts of dividends, interest, and foreign withholding

EGA Frontier Diversified Core Fund   9

Notes to Financial Statements  (continued)
September 30, 2014 (Unaudited)

taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to its shareholders. The Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the Fund will pay the applicable tax. The Fund may distribute such investment income and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Distributions to shareholders are recorded on the ex-dividend date.

The Fund is subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the Fund and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current period. Accounting for uncertainty in income taxes requires management of the Fund to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of September 30, 2014, open federal and state income tax years include only the tax period ended March 31, 2014. The Fund has no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

All shareholders bear the common expenses of the Fund and earn income including realized gains/losses from the portfolio based on average daily net assets of the Fund.

Organization and Offering Costs

EGA has agreed (i) to pay all organizational costs of the Fund and (ii) to pay all offering costs.

3. INVESTMENT RISKS

Investments in frontier markets countries are a subset of developing markets countries. Frontier markets countries generally have smaller economies or less developed capital markets than traditional developing markets and, as a result, the risks of investing in developing markets countries are magnified in frontier markets countries.

The Fund invests, under normal circumstances, in exchange-listed frontier markets securities. These securities may be less liquid than securities of companies in more developed markets. During the period, the Fund may invest a significant portion of its assets in cash or cash equivalents and, to the extent so invested, may not be able to achieve its investment objective.

4. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc. (the “Distributor) serves as distributor of the Fund’s Shares. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which it distributes the Fund’s Shares. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selected dealer agreements with other financial intermediaries for the sale and distribution of the Fund’s shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

10   EGA Frontier Diversified Core Fund

Notes to Financial Statements  (continued)
September 30, 2014 (Unaudited)

5. FEDERAL INCOME TAX MATTERS

For the period ended September 30, 2014, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost of Investments*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
EGA Frontier Diversified Core Fund	$1,140,813	$160,547	$(20,744)	$139,803
*	Cost of investments on a tax basis, includes the adjustments for financial reporting purposes, as of the most recently completed Federal income tax reporting period-end.

For the period ended March 31, 2014 the components of accumulated earnings (losses) on a tax-basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
EGA Frontier Diversified Core Fund	$498	$—	$13,020	$13,518

6. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

EGA Frontier Diversified Core Fund   11

Notes to Financial Statements  (continued)
September 30, 2014 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities carried at fair value:

	Quoted Prices in Active Markets (Level 1)	Other Significant Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	Common Stocks	Common Stocks	Convertible Bond	Total
EGA Frontier Diversified Core Fund*	$1,280,616	$—	$—	$1,280,616
*	Please refer to the Schedule of Investments to view securities segregated by country.

At September 30, 2014, the Fund did not hold any Level 3 securities.

The Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) Emerging Global Advisors, LLC (“EGA” or the “Advisor”) believes that the values available are unreliable. The Fund’s Valuation Committee (the “Committee”) performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

In determining fair valuations, inputs may include market-based analytics, which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Discounts may be applied based on the nature or duration of any restrictions on the disposition of the investments. The Committee performs regular reviews of securities that are fair valued for more than five days.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV that a NAV determined my using market quotes.

Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in the comparable benchmark may result in a corresponding increase (decrease) in fair value. A significant increase (decrease) in the illiquidity discount may result in a corresponding decrease (increase) in fair value.

7. INVESTMENT TRANSACTIONS

The table below displays the Fund’s investment transactions during the period ended September 30, 2014. The Purchases column represents the aggregate purchases of investments excluding cost of short-term investments. The Sales column represents the aggregate sales of investments excluding proceeds from short-term investments. The transactions for each of these categories are as follows:

	Purchases		Sales
	Long Term	U.S. Government	Long Term	U.S. Government
EGA Frontier Diversified Core Fund	$1,557,300	$—	$537,150	$—

8. INVESTMENT ADVISORY AND OTHER AGREEMENTS

EGA acts as the Fund’s investment advisor pursuant to the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”). Pursuant to the Advisory Agreement, EGA has overall responsibility for the management and investment of the Fund’s securities portfolio. For the investment advisory services provided to the Fund, EGA is entitled to receive an annual fee equal to 1.50% of the Fund’s average daily net assets.

EGA has contractually agreed to waive all or a portion of its management fee in order to prevent the Fund’s Total Annual Expenses After Fee Waiver and/or Expense Reimbursement from exceeding 1.75% of the Fund’s average daily net assets through November 1, 2014.

The Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Fund Accountant pursuant to a Fund Administration and Accounting Agreement and a Custody Agreement, as the case may be.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s Transfer Agent pursuant to a Transfer Agency and Service Agreement.

12   EGA Frontier Diversified Core Fund

Notes to Financial Statements  (concluded)
September 30, 2014 (Unaudited)

From Inception, ALPS Fund Services, Inc. (“AFS”), an affiliate of the Distributor, provided a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Officer (“AML Officer”) as well as certain additional compliance support functions under a Compliance Services Agreement. As compensation for the foregoing services, AFS received certain out of pocket costs, fixed and asset-based fees, which were accrued daily and paid monthly by the Fund. Effective September 1, 2014, AFS is no longer providing Compliance or Anti-Money Laundering services to the Fund. An employee of EGA now serves as CCO and AML Officer of the Fund.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of this report, and has determined that there are no material events that impacted the Fund’s financial statements.

EGA Frontier Diversified Core Fund   13

Notice of Privacy Policy and Practices

Privacy Policy

The EGA Frontier Diversified Core Fund (the “Fund”) recognizes and respects your privacy expectations. We are providing a copy of our privacy policy to you as notice of the type of information we may collect about you in the normal course of business, or otherwise, and the circumstances in which that information may be disclosed to others.

We generally collect the following non-public personal information about you:

•	Information included in or on your account application, other forms, correspondence or conversations, including, but not limited to, your name, address, telephone number, social security number, and date of birth; and
•	Information about your transactions with us, our affiliates or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. We may share information with those companies essential for us to provide shareholders with necessary or useful services with respect to their accounts. For example, we are permitted by law to disclose the information we collect, as described above, to our transfer agent in order to process your transactions.

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Householding Notice

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address; provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The EGA Frontier Diversified Core Fund. If you would like to receive individual mailings, please call (888) 800-4347 and you will be sent a separate copy of these materials.

14   EGA Frontier Diversified Core Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Fund, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Fund is 171 East Ridgewood Ave., Ridgewood, NJ 07450. The Statement of Additional Information includes additional information about Fund Trustee and is available, without charge, upon request at 171 East Ridgewood Ave., Ridgewood, NJ 07450.

Name and Year of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January 2008.	17	Daxor Corp. (Medical Products and Biotechnology), since 2004.
Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008.	17	None
Jeffrey D. Haroldson, 1957	Trustee	Since 2009	Bridgeton Holdings LLC (real estate investment and development), Chief Operating Officer & General Counsel, since 2013; Ridgewood Capital Advisors LLC (consulting and business advisory services), President since 2012; HDG Mansur Capital Group, LLC (international real estate company), President and Chief Operating Officer, 2004 to 2011.	17	None
Interested Trustees
Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008.	17	None

1	Each Trustee holds office for an in definite term.
2	The “Fund Complex” consists of the Fund and the EGA Emerging Global Shares Trust, which together consist of seventeen funds. As of 9/30/14, thirteen of the funds were operational.
3	Mr. Holderith is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with EGA, the Fund’s Advisor.

EGA Frontier Diversified Core Fund   15

Board of Trustees and Officers (Unaudited)

Name and Age	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 53	Executive Vice President	Since 2011	Chief Executive Officer, Emerging Global Advisors, LLC, since
February 2011; Board of Directors, Securities Industry and Financial
Markets Association, 2006 to 2011; UBS (and its predecessor,
PaineWebber), 1983 to 2009 (including various executive positions starting in 2001).
Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 41	Treasurer, Principal Financial Officer and Assistant Secretary	Since 2013	Chief Operating Officer, since April 2014, Chief Financial Officer, since August 2012, Emerging Global Advisors, LLC; Managing
Director, Goldman Sachs & Co. 2009 to 2012; UBS Investment
Bank, 2002 to 2009.
Joseph Signora Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 37	Chief Compliance Officer	Since September 2014	Deputy Chief Compliance Officer, Emerging Global Advisors, LLC,
since July 2014; Director of Compliance, Van Eck Associates Corp.
(advisory firm), 2011 to June 2014; Vice President, Compliance,
Artio Global Management LLC, 2007 to 2011.

1	Officers of the Fund are elected by the Trustees and serve at the pleasure of the Board.

16   EGA Frontier Diversified Core Fund

General Information (Unaudited)

Investment Advisor
Emerging Global Advisors, LLC
155 West 19th Street, 3rd Floor
New York, NY 10011

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator and Custodian
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
1 Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGA Frontier Diversified Core Fund’s proxy voting, policies, procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the Fund’s website www.egshares.com, or by accessing the Securities and Exchange Commission’s (“the SEC”) website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares and other information.

EGA Frontier Diversified Core Fund   17

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(888) 800-4EGS (4347)
www.egshares.com

EGA Frontier Diversified Core Fund

EGA Frontier Diversified Core Fund is distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

Not applicable for the semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for the semi-annual reporting period.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following individuals are jointly and primarily responsible for the day-to-day management of the Registrant’s portfolio. Mr. Holderith has been a Portfolio Manager of the Registrant since July 2014. Mr. Moudachirou has been a Portfolio Manager of the Registrant since its inception in November 2013.

•	Robert C. Holderith has been the President of EGA since he founded the Firm in 2008, and prior to becoming portfolio manager for the Fund in July, 2014, he supervised the portfolio management of the Fund through April, 2014. Mr. Holderith previously held executive positions at ProFund Advisors, lastly as Managing Director, Institutional Sales and Investment Analytics serving on the company’s ETF Steering, Product Development, Strategic and Tactical Distribution, and Product Launch teams. Earlier, he spent nine years at UBS, where as a senior member of UBS’ wealth management team, he helped develop the firm’s first ETF models and an advisory ETF Portfolio Management platform. He has been using ETF products, modeling ETF portfolios, and has developed numerous ETF-based business models since 2000.

•	Habib Moudachirou joined Emerging Global Advisors in January 2012 and is an Executive Director serving as portfolio manager. Prior to joining EGA, Mr. Moudachirou was a financial engineer and fund structurer at HSBC Global Asset Management in New York from December 2001 to December 2011. He worked within the quantitative business team from July 2005 to December 2011 and was a portfolio manager from October 2002 to July 2005 at Sinopia Asset Management — HSBC’s quantitative asset management arm — in Paris. Mr. Moudachirou was also an equities and derivatives trader from December 2001 to October 2002. He holds a dual M.Sc. in Statistical Engineering and Quantitative Finance and is a certified Financial Risk Manager. The Portfolio Managers generally have final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the Portfolio Managers may perform these functions, and the nature of these functions, may change from time to time.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EGA Frontier Diversified Core Fund

By (Signature and Title)*	/s/ Robert C. Holderith
Robert C. Holderith, President
(principal executive officer)

Date	November 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert C. Holderith
Robert C. Holderith, President
(principal executive officer)

Date	November 24, 2014

By (Signature and Title)*	/s/ Susan M. Ciccarone
Susan M. Ciccarone, Chief Financial Officer
(principal financial officer)

Date	November 24, 2014

* Print the name and title of each signing officer under his or her signature.